AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS	as of September 30, 2023 (unaudited)
	Shares	Value
Long-Term Investment — 89.6%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $5,751,951)	597,506	$5,658,383
Short-Term Investment — 7.2%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $456,978)	456,978	456,978

TOTAL INVESTMENTS—96.8% (cost $6,208,929)(wa)		6,115,361

Other assets in excess of liabilities(z) — 3.2%		204,103

Net Assets — 100.0%		$6,319,464

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2023:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	3 Month CME SOFR	Dec. 2023	$709,725	$295
21	2 Year U.S. Treasury Notes	Dec. 2023	4,256,930	(10,487)
6	3 Year U.S. Treasury Notes	Dec. 2023	1,237,734	(4,698)
				(14,890)
Short Positions:
15	5 Year U.S. Treasury Notes	Dec. 2023	1,580,391	12,442
4	10 Year U.S. Treasury Notes	Dec. 2023	432,250	6,494
7	10 Year U.S. Ultra Treasury Notes	Dec. 2023	780,938	23,539
6	20 Year U.S. Treasury Bonds	Dec. 2023	682,688	35,741
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	474,750	36,744
				114,960
				$100,070
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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